
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                            ------------------------


                                AMENDMENT NO. 4
                                       TO
                                 SCHEDULE 13E-3

                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)
                            ------------------------
                       ALLIED DIGITAL TECHNOLOGIES CORP.
                                (NAME OF ISSUER)

                       ALLIED DIGITAL TECHNOLOGIES CORP.
                         CITICORP VENTURE CAPITAL, LTD.
                           399 VENTURE PARTNERS, INC.
                            ANALOG ACQUISITION CORP.
                                DONALD L. OLESEN
                       (NAME OF PERSON FILING STATEMENT)

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
           COMMON STOCK, PAR VALUE $0.01 PER SHARE                                        38-3191597
                (TITLE OF CLASS OF SECURITIES)                             (I.R.S. EMPLOYER IDENTIFICATION NUMBER)

                            ------------------------

                            CHIEF EXECUTIVE OFFICER
                       ALLIED DIGITAL TECHNOLOGIES CORP.
                                 140 FELL COURT
                           HAUPPAUGE, NEW YORK 11788
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSONS AUTHORIZED TO RECEIVE
        NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON FILING STATEMENT)
                            ------------------------

                                with copies to:

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
               FREDERICK R. CUMMINGS, JR., ESQ.                                     PHILIP H. WERNER, ESQ.
        WARSHAW BURSTEIN COHEN SCHLESINGER & KUH, LLP                            MORGAN, LEWIS & BOCKIUS LLP
                       555 FIFTH AVENUE                                                101 PARK AVENUE
                   NEW YORK, NEW YORK 10017                                        NEW YORK, NEW YORK 10178

                            ------------------------

     This statement is filed in connection with (check the appropriate box):

(a) /x/ The filing of solicitation materials or an information statement to Regulation 14A [17 CFR 240.14a-1 to 240.14a-103] Regulation 14C [17 CFR
        240.14c-1 to 240.14c-101] or Rule 13e-3(c) [240.13e-3(c)] under the
        Securities Exchange Act of 1934.

(b) / / The filing of a registration statement under the Securities Act of 1933.

(c) / / A tender offer.

(d) / / None of the above.


     Check the following box if soliciting materials or information statement referred to in checking box (a) are preliminary copies. / /

                            ------------------------

                        CALCULATION OF REGISTRATION FEE

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
  TRANSACTION VALUATION                      AMOUNT OF FILING FEE
        $ *63,777                                 $12,755.42

     Allied Digital Technologies Corp., a Delaware corporation (referred to herein as "Allied" or the "Company"), hereby submits its Rule 13e-3 Transaction Statement on Schedule 13E-3 (the "Schedule 13E-3"). The Schedule 13E-3 relates to a

                                                        (Continued on next page)
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(Continued from previoius page)

Agreement and Plan of Merger, dated as of May 5, 1998 (the "Merger Agreement"), by and between the Company and Analog Acquisition Corp. ("AAC"), a Delaware corporation, pursuant to which AAC was merged with and into the Company (the "Merger") with Allied as the surviving corporation (the "Surviving Corporation"). Under the terms of the Merger Agreement, each share of Allied common stock ("Allied Common Stock") (or fraction thereof) issued and outstanding immediately prior to the Effective Time (as defined below) (other than any shares to be canceled (as described below), any shares to remain outstanding (as described below) and any Dissenting Shares (as defined in the Merger Agreement)), was canceled and converted automatically into the right to receive an amount equal to $5.00 in cash payable, without interest, to the holder of such share, upon surrender of the certificate that formerly evidenced such share. 74,998 shares held by and registered in the names of certain Allied stockholders immediately prior to the Effective Time who are members of management of the Company were canceled but remain outstanding and became shares of Class A Common Stock, $.01 par value per share, of the Surviving Corporation ("Class A Common Stock"). In addition, all of (a) the issued and outstanding shares of common stock, par value $.01 per share, of AAC, (b) the issued and outstanding shares of preferred stock, par value $.01 per share, of AAC, and (c) 1,100,110 shares of Allied Common Stock held by and registered in the name of 399, were converted into 74,000 shares of Class A Common Stock, 351,000 shares of Class B Common Stock, $.01 par value per share, of the Surviving Corporation and 165,000 shares of Series A Preferred Stock, par value $.01 per share, of the Surviving Corporation. The Merger became effective at the time the certificate of merger was duly filed with the Secretary of State of the State of Delaware on September 24, 1998 (the "Effective Time"). From and after the Effective Time, the Surviving Corporation will possess all the rights, privileges, powers and franchises and be subject to all of the restrictions, disabilities and duties of Allied and AAC, all as provided under Delaware law.


------------------
* For purposes of calculation of fee only, this amount is based on (i) 13,623,394 (the number of shares of Allied Common Stock outstanding as of May 28, 1998) minus 1,175,108 (the number of shares of Allied Common Stock to be exchanged for Surviving Corporation common stock) multiplied by $5.00 (the cash consideration per share), plus (ii) $1,535,631 (the cash consideration to be paid for the options being surrendered in connection with the transaction), which sum has been multiplied by 1/50 of one percent. As permitted by Rule 0-11(a) under the Securities Exchange Act of 1934, the amount previously paid by Allied indicated below has been subtracted, leaving a balance of $0.

/x/ Check box if any part of the fee is offset by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

Amount Previously Paid: $12,755.42.


Form or Registration No.: Definitive Proxy Statement on Schedule 14A.


Filing Party: Allied Digital Technologies Corp.


Date Filed: September 2, 1998


     This Schedule 13E-3 is intended to satisfy the reporting requirements of
Section 13(e) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Proxy Statement (File No. 1-13580) was filed by the Company with the Securities and Exchange Commission (the "Commission") immediately prior to the filing of this Schedule 13E-3.

     The filing of this Schedule 13E-3 shall not be construed as an admission by Allied, Citicorp Venture Capital, Ltd. ("CVC"), 399 Venture Partners, Inc. ("399"), AAC or Mr. Olesen that the Company is "controlled" by CVC, 399 or AAC or that any of CVC, 399 or AAC is an "affiliate" of the Company within the meaning of Rule 13e-3 under Section 13(c) of the Securities Exchange Act of 1934, as amended.

     The cross reference sheet below is being supplied pursuant to General Instruction F to Schedule 13E-3 and shows the location in the Proxy Statement, filed by the Company with the Securities and Exchange Commission on the date hereof, of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement, including all exhibits thereto, is hereby expressly incorporated herein by reference and the responses to each item in this Schedule 13E-3 are qualified in their entirety by the provisions of the Proxy Statement.

                             CROSS REFERENCE SHEET

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
Item 1(a)...........................  Cover Page; SUMMARY--Allied

Item 1(b)...........................  QUESTIONS AND ANSWERS ABOUT THE MERGER--Why Should Allied Merge with
                                      AAC?;--What Vote Is Required?;--What Will Happen to Options to Purchase
                                      Allied Common Stock and Warrants To Purchase Allied Common Stock and are
                                      Certain Option Holders Being Treated Differently from Other Option
                                      Holders?; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING; SUMMARY--
                                      Record Date;--Options/Warrants;--Allied Common Stock Information; MARKET
                                      PRICE AND DIVIDEND INFORMATION

Item 1(c)-(d).......................  MARKET PRICE AND DIVIDEND INFORMATION; SELECTED HISTORICAL CONSOLIDATED
                                      FINANCIAL DATA; TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS--
                                      Consolidated Statements of Stockholders' Equity for the Years Ended
                                      July 31, 1997, 1996 and 1995

Item 1(e)...........................  PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA--Notes to Pro Forma Unaudited
                                      Condensed Consolidated Statements of Earnings

Item 1(f)...........................  CVC, 399, AAC, and Donald L. Olesen have not made any purchases of the
                                      Company's securities since the commencement of the Company's second full fiscal year preceding the date of this schedule.

Item 2(a)...........................  This Schedule 13E-3 is being filed by Allied, CVC, 399, AAC and Donald L.
                                      Olesen (the "Filing Persons")

Item 2(b)...........................  Allied Digital Technologies Corp., 140 Fell Court, Hauppauge, NY 11788,
                                      Citicorp Venture Capital, Ltd., 399 Park Avenue, 14th Floor, New York, N.Y.
                                      10022; 399 Venture Partners, Inc., 399 Park Avenue, 14th floor, New York,
                                      N.Y. 10022; Analog Acquisition Corp., c/o 399 Venture Partners, Inc., 399
                                      Park Avenue, 14th floor, New York, N.Y. 10022; Donald L. Olesen, c/o Allied
                                      Digital Technologies Corp., 140 Fell Court, Hauppauge, NY 11788

Item 2(c)-(d).......................  Donald L. Olesen is principally employed as President--National Sales and
                                      Marketing Division of Allied Digital Technologies Corp. Mr. Olesen also has been the President of HMG Digital Technologies Corp., a wholly-owned subsidiary of the Company whose address is 140 Fell Court, Hauppauge, New
                                      York 11788 ("HMG") since 1993 and President of Allied Digital, Inc.
                                      (formerly known as Hauppauge Records Manufacturing Ltd.), a wholly-owned subsidiary of the Company whose address is 140 Fell Court, Hauppauge, New
                                      York 11788 ("ADI") since July 1991. He also was a director of HMG and ADI until January 1995. Mr. Olesen has been ADI's primary sales executive since
                                      1981.

                                      Other Directors and Officers of Allied Digital Technologies Corp.:

                                      William H. Smith has been Co-Chairman of the Board and a director of the
                                      Company since January 1995, President of the Company since

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
                                      November 1995 and a director of HMG and ADI since January 1995. Mr. Smith also was Co-Chief Executive Officer of the Company from November 1995 until
                                      March 1996. Mr. Smith was President and a director of Allied Film
                                      Laboratory, Inc., a Michigan corporation whose address was 7375 Woodward
                                      Avenue, Detroit, Michigan 48202 from 1960 until 1993, and its Chairman of the Board from 1990 until November 1996.

                                      George N. Fishman has been Co-Chairman of the Board and a director of the
                                      Company since January 1995 and Chief Executive Officer since March 1996.
                                      Mr. Fishman also has been the Chairman of the Board, Chief Executive
                                      Officer and a director of HMG since 1993, the Chairman of the Board and a director of ADI since 1981 and the Chief Executive Officer of Allied since
                                      1991.

                                      John K. Mangini has been Chief Operating Officer of the Company since
                                      January 15, 1996. Prior to his joining the Company, he spent five years with PolyGram Group Distribution, Inc., 825 Eighth Avenue, New York, New
                                      York 10019, as Senior Vice President of Operations.

                                      Charles P. Kavanagh has been Executive Vice President of the Company since
                                      June 1997 and Secretary of the Company since January 1995. Mr. Kavanagh also has been the Chief Financial Officer of HMG since 1993 and the Vice
                                      President--Finance and Administration of ADI since 1990. Mr. Kavanagh also was a director of Allied until January 1995.

                                      Charles A. Mantione has been Vice President--Finance of the Company since
                                      June 1997. Mr. Mantione had been a financial consultant to the Company from
                                      June 1996 to June 1997. From November 1989 until May 1997, Mr. Mantione was self employed rendering accounting and management consulting services.

                                      Eugene A. Gargaro, Jr. has been a director of the Company since January
                                      1995. Mr. Gargaro has been Vice President and Secretary of Masco
                                      Corporation ("Masco"), 21001 Van Born Road, Taylor, Michigan 48180, a
                                      manufacturer of products for the home, since 1993. Mr. Gargaro is a director and Secretary of MascoTech, Inc. ("Masco Tech"), 21001 Van Born
                                      Road, Taylor, Michigan 48180, a transportation and automotive after-market manufacturing firm, and TriMas Corporation ("TriMas"), an industrial components manufacturing firm.

                                      Werner H. Jean has been a director of the Company since January 1995.
                                      Mr. Jean has been a consultant in operations management since 1983.
                                      Mr. Jean was a director of AFL from 1983 until January 1995.

                                      Seymour Leslie has been a director of the Company since January 1995.
                                      Mr. Leslie has been Chairman of Leslie Group, Inc., a diversified investment company, since 1977 and Co-Chairman of Leslie/Linton
                                      Entertainment, Inc., 1370 Avenue of the Americas, New York, New York 10019,
                                      a diversified investment company, since 1989. Mr. Leslie is a director of
                                      Shorewood Packaging Corporation, 277 Park Avenue, New York, New York 10172,
                                      a packaging company. He was a director of HMG from 1993 until January 1995.

                                      H. Sean Mathis has been a director of the Company since January 1995.
                                      Mr. Mathis is Chairman of the Board of Allis Chalmers, Inc., 1126 South
                                      17th Street, Milwaukee, Wisconsin 53214, an industrial manufacturer, whose main asset is a net operating loss tax carryforward.

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
                                      From July 1996 to September 1997, Mr. Mathis was Chairman of the Board of
                                      Universal Gym Equipment Inc., 515 North Flagler Drive, West Palm Beach,
                                      Florida 33401, a privately owned company. In July 1997, Universal filed for protection under the Federal Bankruptcy Laws. In September 1997,
                                      Mr. Mathis resigned as Chairman of the Board of Universal. From 1993 to
                                      1995 Mr. Mathis was president and a director of RCL Capital Corporation,
                                      245 Park Avenue, New York, New York 10167, which was merged into DISC
                                      Graphics in November 1995.

                                      John A. Morgan has been a director of the Company since November 1995.
                                      Mr. Morgan has been a Managing Director of Morgan Lewis Githens and Ahn,
                                      Inc., 767 Fifth Avenue, New York, New York 10153, an investment banking firm, since 1982. Mr. Morgan is a director of Masco, MascoTech and TriMas.
                                      Directors and Officers of Citicorp Venture Capital, Ltd., 399 Venture
                                      Partners, Inc. and Analog Acquisition Corp. Except as set forth below, all such persons have held the same principal employment positions for the last five years:

                                      William T. Comfort is principally employed as the Chairman and as a
                                      Director of Citicorp Venture Capital, Ltd. and as the Chairman and as a
                                      Director of 399 Venture Partners, Inc. Richard M. Cashin is principally employed as President of Citicorp Venture Capital, Ltd. and as a Vice
                                      President of 399 Venture Partners, Inc. Michael A. Delaney is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a
                                      Vice President of 399 Venture Partners, Inc. David Y. Howe is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a
                                      Vice President of 399 Venture Partners, Inc. Byron L. Knief is principally employed as a Senior Vice President of Citicorp Venture Capital, Ltd. and
                                      as a Vice President of 399 Venture Partners, Inc. Richard E. Mayberry is
                                      principally employed as a Vice President of Citicorp Venture Capital, Ltd.
                                      and as a Vice President of 399 Venture Partners, Inc. Thomas F. McWilliams
                                      is principally employed as a Vice President of Citicorp Venture Capital,
                                      Ltd. and as a Vice President of 399 Venture Partners, Inc. M. Saleem
                                      Muquaddam is principally employed as a Vice President of Citicorp Venture
                                      Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Joseph
                                      M. Silvestri is principally employed as a Vice President of Citicorp
                                      Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc.
                                      David F. Thomas is principally employed as a Vice President of Citicorp
                                      Venture Capital, Ltd. and as President of 399 Venture Partners, Inc. James
                                      A. Urry is principally employed as a Vice President of Citicorp Venture
                                      Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Lauren
                                      M. Connelly is principally employed as a Vice President and Secretary of
                                      Citicorp Venture Capital, Ltd. and as a Vice President and Secretary of 399
                                      Venture Partners, Inc. Helene B. Shavin is principally employed as a Vice
                                      President and Assistant Secretary of Citicorp Venture Capital, Ltd. and as
                                      a Vice President and Assistant Secretary of 399 Venture Partners, Inc.
                                      Thomas H. Sanders is principally employed as a Vice President of Citicorp
                                      Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc.
                                      Ann Goodbody is principally employed as Chairperson of Credit Policy at
                                      Citibank, N.A. and as a director of both Citicorp Venture Capital, Ltd. and
                                      399 Venture Partners, Inc. Thomas E. Jones is principally employed

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
                                      as an Executive Vice President of Citibank, N.A., located at 399 Park
                                      Avenue, New York, New York 10043. Mr. Jones is also a director of both
                                      Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. Frederick
                                      Roesch is principally employed as a Senior Vice President of Citibank, N.A.
                                      and as a director of both Citicorp Venture Capital, Ltd. and 399 Venture
                                      Partners, Inc.

                                      Emily M. Hill, President, Secretary, Treasurer and a director of AAC, is principally employed as Vice President--Budget and Development of Allied
                                      Digital Technologies Corp.

                                      Michael Bradley has been a Vice President at Citicorp Venture Capital, Ltd.
                                      since July 1998. From June 1996 to June 1998, he was a consultant to CVC.
                                      Mr. Bradley graduated Columbia Business School in 1996 and the University
                                      of Virginia Law School in 1994.

                                      Charles Corpening has been a Vice President at Citicorp Venture Capital,
                                      Ltd. and 399 Venture Partners, Inc. since December 1993. From 1990 through
                                      December 1993, he was a Vice President at Roundtree Capital.

                                      Ian D. Highet has been a Vice President at Citicorp Venture Capital, Ltd.
                                      and 399 Venture Partners, Inc. since March 1998. Mr. Highet has also served as Vice President and director of AAC since May 1998. From August 1994 to
                                      February 1998, he was Vice President, Development of Primedia (K-III
                                      Communications). Mr. Highet graduated Harvard Business School in June 1994.

                                      Paul C. Schorr has been a Vice President at Citicorp Venture Capital, Ltd.
                                      and 399 Venture Partners, Inc. since June 1996. From September 1993 to June
                                      1996, he was an Engagement Manager at McKinsey & Co.

                                      John D. Weber has been a Vice President at Citicorp Venture Capital, Ltd.
                                      and 399 Venture Partners, Inc. since December 1994. From 1992 to December
                                      1994, Mr. Weber was a Vice President at Putnam Investments.

Item 2(e)...........................  During the last five years, none of the Filing Persons (including (i) any executive officers and directors of any Filing Persons; (ii) any person controlling any Filing Persons and (iii) any director or officer of any corporation ultimately in control of any Filing Persons) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), except for John K. Mangini, Chief Operating Officer of
                                      Allied Digital Technologies Corp., who plead guilty in 1995 to an information alleging tax evasion in United States District Court, District of New Jersey, paid a $7,500 fine and was placed on probation for a period of five years.

Item 2(f)...........................  During the last five years, none of the Filing Persons (including (i) any executive officers and directors of any Filing Persons; (ii) any person controlling any Filing Person and (iii) any director or officer of any corporation ultimately in control of any Filing Persons) has been subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding any violation of such laws.

Item 2(g)...........................  The Company, 399, and AAC are corporations organized under the laws of the
                                      State of Delaware; Citicorp Venture Capital, Ltd. is a corporation

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
                                      organized under the laws of the State of New York; and the other individuals named in Item 2 are U.S. citizens.

Item 3(a)-(b).......................  SUMMARY--Reasons for the Merger;--Recommendation to
                                      Stockholders;--Conflicts of Interest; SPECIAL FACTORS--Background of the
                                      Merger Transaction; and THE MERGER--Ownership of Capital Stock

Item 4(a)...........................  Pages 1-2; SUMMARY; SPECIAL FACTORS; THE MERGER; THE MERGER AGREEMENT

Item 4(b)...........................  SUMMARY--Options/Warrants;--Conflicts of Interest; INFORMATION CONCERNING
                                      THE ALLIED SPECIAL MEETING--Record Date; Voting Rights; SPECIAL FACTORS--
                                      Conflicts of Interest;--Certain Effects of The Merger; THE
                                      MERGER--Ownership of Capital Stock; THE MERGER AGREEMENT--Consideration to
                                      be Received in the Merger;--Stockholder Voting Agreements;--Rollover
                                      Agreements; ANNEX E; ANNEX F

Item 5(a)-(g).......................  SUMMARY; SPECIAL FACTORS; THE MERGER; THE MERGER AGREEMENT

Item 6(a), (c)(1)-(2)...............  SUMMARY--Reasons for the Merger;--Total Value of the Merger; THE
                                      MERGER--Debt Financing; THE MERGER AGREEMENT--Consideration to be Received
                                      in the Merger

Item 6(b)...........................  THE MERGER--Debt Financing;--Expenses of the Transaction; THE MERGER
                                      AGREEMENT--Termination Fees;--Expenses; PRO FORMA UNAUDITED CONDENSED
                                      FINANCIAL DATA

Item 6(d)...........................  THE MERGER--Debt Financing

Item 7(a)-(c).......................  QUESTIONS AND ANSWERS ABOUT THE MERGER; SUMMARY--AAC;--Reasons for the
                                      Merger;--Recommendation to Stockholders;--Opinion of Furman Selz; SPECIAL
                                      FACTORS--Background of the Merger Transaction;--Recommendation of the
                                      Allied Board; Effects and Reasons for the Merger;--The Board's
                                      Recommendation;--Purposes and Reasons of CVC, 399 and AAC for the
                                      Merger;--Positions of CVC, 399 and AAC as to Fairness of the
                                      Merger;--Purposes and Reasons of Mr. Olesen for the Merger;--Position of
                                      Mr. Olesen as to Fairness of the Merger;--Fairness Opinion; THE MERGER
                                      AGREEMENT--The Merger

Item 7(d)...........................  QUESTIONS AND ANSWERS ABOUT THE MERGER; SUMMARY--Options/Warrants;--
                                      Conflicts of Interest;--Federal Income Tax Consequences; INFORMATION
                                      CONCERNING THE ALLIED SPECIAL MEETING--Record Date; Voting Rights;
                                      SPECIAL FACTORS--Recommendation of the Allied Board; Effects and
                                      Reasons for the Merger;--Fairness Opinion;--Conflicts of Interest;--
                                      Certain Effects of the Merger;--Material Federal Income Tax
                                      Consequences of the Merger; THE MERGER AGREEMENT--The Merger;--The
                                      Surviving Corporation;--Directors and Officers of Allied Following the
                                      Merger

Item 8(a-b).........................  QUESTIONS AND ANSWERS ABOUT THE MERGER; SUMMARY--Reasons for the
                                      Merger;--Opinion of Furman Selz;--Recommendation to Stockholders; SPECIAL
                                      FACTORS--Background of the Merger Transaction; Recommendation of the Allied
                                      Board; Effects and Reasons for the Merger;--The Board's Recommendation;--
                                      Fairness Opinion; ANNEX A; TABLE OF CONTENTS TO

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
----------------------                                     --------------------------------
                                      CONSOLIDATED FINANCIAL STATEMENTS--Notes to Consolidated Financial
                                      Statements

Item 8(c)...........................  QUESTIONS AND ANSWERS ABOUT THE MERGER; SUMMARY--Conditions to the Merger;
                                      SPECIAL FACTORS--Recommendation of the Allied Board; Effects and Reasons
                                      for the Merger

Item 8(d)...........................  The majority of directors who are not employees of the Company have not retained an unaffiliated representative to act solely on behalf of unaffiliated security holders for the purposes of negotiating the terms of the Rule 13E-3 transaction and/or preparing a report concerning the fairness of the transaction.

Item 8(e)...........................  SUMMARY--Reasons for the Merger; SPECIAL FACTORS--Background of the Merger
                                      Transaction;--Recommendation of Allied's Board; Effects and Reasons for the
                                      Merger;--The Board's Recommendation; INFORMATION CONCERNING THE ALLIED
                                      SPECIAL MEETING--Record Date; Voting Rights

Item 8(f)...........................  SPECIAL FACTORS--Background of the Merger Transaction

Item 9(a-c).........................  SUMMARY--Opinion of Furman Selz; SPECIAL FACTORS--Background of the Merger
                                      Transaction;--Fairness Opinion; ANNEX A

Item 10(a)..........................  SUMMARY; SPECIAL FACTORS--Conflicts of Interest; THE MERGER--Ownership of
                                      Capital Stock; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING;

Item 10(b)..........................  There has been no transaction in the class of equity securities of the
                                      Company which is the subject of the Rule 13e-3 transaction that was effected during the past 60 days by the Company, CVC, 399, AAC or Donald L.
                                      Olesen.

Item 11.............................  SUMMARY; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING; SPECIAL
                                      FACTORS; THE MERGER AGREEMENT; ANNEX B; ANNEX C; ANNEX E, ANNEX F

Item 12(a-b)........................  SUMMARY; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date;
                                      Voting Rights; SPECIAL FACTORS--Background of the Merger
                                      Transaction;--Recommendation of the Allied Board; Effects and Reasons for
                                      the Merger;--Purposes and Reasons of Mr. Olesen for the Merger; THE
                                      MERGER--Ownership of Capital Stock; THE MERGER AGREEMENT--Stockholder
                                      Voting Agreements;--Rollover Agreements; ANNEX B; ANNEX E; ANNEX F

Item 13(a)..........................  SUMMARY; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING;--Record Date;
                                      Voting Rights; THE MERGER--Appraisal Rights; ANNEX C

Item 13(b)..........................  No provision has been made by the Company, CVC, 399, AAC or Donald L.
                                      Olesen in connection with the Rule 13e-3 transaction to allow unaffiliated security holders to obtain access to the corporate files of the Company,
                                      CVC, 399, AAC or Donald L. Olesen or to obtain counsel or appraisal services at the expense of the Company, CVC, 399, AAC or Donald L. Olesen, except as provided by the Delaware General Corporation Law.

Item 13(c)..........................  The Rule 13e-3 transaction does not involve the exchange of debt securities of the Company, CVC, 399, AAC or Donald L. Olesen for equity securities held by security holders of the Company who are not affiliates.

ITEM IN SCHEDULE 13E-3                                     WHERE LOCATED IN PROXY STATEMENT
------------------------------------  ---------------------------------------------------------------------------
Item 14(a)..........................  SUMMARY PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA; SELECTED PRO FORMA
                                      UNAUDITED CONDENSED FINANCIAL DATA; TABLE OF CONTENTS TO CONSOLIDATED
                                      FINANCIAL STATEMENTS

Item 14(b)..........................  SUMMARY PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA; SELECTED PRO FORMA
                                      UNAUDITED CONDENSED FINANCIAL DATA; TABLE OF CONTENTS TO CONSOLIDATED
                                      FINANCIAL STATEMENTS

Item 15(a)-(b)......................  SPECIAL FACTORS; INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record
                                      Date; Voting Rights

Item 16.............................  No additional information is necessary to make the required statements in the light of the circumstances under which they are made, not materially misleading.

Item 17(a)..........................  No materials are required to be filed as exhibits pursuant to Item 17(a).

Item 17(b)..........................  ANNEX A

Item 17(c)..........................  ANNEX B; ANNEX E; ANNEX F; Investors' Agreement, dated as of September 24,
                                      1998, by and among Allied Digital Technologies Corp., 399 Venture Partners,
                                      Inc., Citicorp Mezzanine Partners, L.P., Fleet Corporate Finance, Inc. and certain stockholders named therein; and Registration Rights Agreement, by and among
                                      Allied Digital Technologies Corp., 399 Venture Partners, Inc., Citicorp Mezzanine
                                      Partners, L.P., Fleet Corporate Finance, Inc. and certain stockholders named therein.

Item 17(d)..........................  Proxy Statement and related Notice of Special Meeting and Proxy

Item 17(e)..........................  ANNEX C

Item 17(f)..........................  No materials are required to be filed as exhibits pursuant to Item 17(f).

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

     (a) The information set forth on the cover page of, and under "SUMMARY--Allied" in the Proxy Statement is incorporated herein by reference.

     (b) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER--Why Should Allied Merge with AAC?;--What Vote is Required?;--What Will Happen To Options To Purchase Allied Common Stock And Warrants To Purchase Allied Common Stock and are Certain Option Holders Being Treated Differently From Other Option Holders?", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING;
SUMMARY--Record Date; Voting Requirements" and "SUMMARY--Record Date;-- Options/Warrants" is incorporated herein by reference.

     (c)-(d) The information set forth under "MARKET PRICE AND DIVIDEND INFORMATION", "SELECTED HISTORICAL CONSOLIDATED FINANCIAL DATA" and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS--Consolidated Statements of Stockholders' Equity for the Years Ended July 31, 1997, 1996 and 1995" is incorporated herein by reference.

     (e) The information set forth under "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA--Notes to Pro Forma Unaudited Condensed Consolidated Statements of Earnings" is incorporated herein by reference.

     (f) CVC, 399, AAC and Donald L. Olesen have not made any purchases of the Company's securities since the commencement of the Company's second full fiscal year preceding the date of this schedule.

ITEM 2. IDENTITY AND BACKGROUND.

     (a) This Schedule 13E-3 is being filed by Allied, CVC, 399, AAC and Donald
L. Olesen (the "Filing Persons").

     (b) The business address of the Company is 140 Fell Court, Hauppauge, New York 11788; the business address of each of CVC and 399 is 399 Park Avenue, 14th floor, New York, New York 10022; the business address of AAC is c/o 399 Venture Partners, Inc., 399 Park Avenue, 14th floor, New York, New York 10022; the business address of Donald L. Olesen is c/o Allied Digital Technologies Corp., 140 Fell Court, Hauppauge, New York 11788.

     (c)-(d) The principal occupation of Donald L. Olesen is President--National Sales and Marketing Division of Allied Digital Technologies Corp. He has been President--National Sales and Marketing Division and a director of the Company since January 1995. Mr. Olesen also has been the President of HMG Digital Technologies Corp., a wholly-owned subsidiary of the Company whose address is 140 Fell Court, Hauppauge, New York 11788 ("HMG") since 1993 and President of Allied Digital, Inc. (formerly known as Hauppauge Records Manufacturing Ltd.), a wholly-owned subsidiary of the Company whose address is 140 Fell Court, Hauppauge, New York 11788 ("ADI") since July 1991. He also was a director of HMG and ADI until January 1995. Mr. Olesen has been ADI's primary sales executive since 1981.

     Other Directors and Officers of Allied Digital Technologies Corp:

     William H. Smith has been Co-Chairman of the Board and a director of the Company since January 1995, President of the Company since November 1995 and a director of HMG and ADI since January 1995. Mr. Smith also was Co-Chief Executive Officer of the Company from November 1995 until March 1996. Mr. Smith was President and a director of Allied Film Laboratory, Inc., a Michigan corporation whose address was 7375 Woodward Avenue, Detroit, Michigan 48202 from 1960 until 1993, and its Chairman of the Board from 1990 until November 1996.

     George N. Fishman has been Co-Chairman of the Board and a director of the Company since January 1995 and Chief Executive Officer since March 1996.
Mr. Fishman also has been the Chairman of the Board, Chief Executive Officer and a director of HMG since 1993, the Chairman of the Board and a director of ADI since 1981 and the Chief Executive Officer of Allied since 1991.

     John K. Mangini has been Chief Operating Officer of the Company since January 15, 1996. Prior to his joining the Company, he spent five years with PolyGram Group Distribution, Inc., 825 Eighth Avenue, New York, New York 10019, as Senior Vice President of Operations.

     Charles P. Kavanagh has been Executive Vice President of the Company since June 1997 and Secretary of the Company since January 1995. Mr. Kavanagh also has been the Chief Financial Officer of HMG since 1993 and the Vice
President--Finance and Administration of ADI since 1990. Mr. Kavanagh also was a director of Allied until January 1995.

     Charles A. Mantione has been Vice President--Finance of the Company since June 1997. Mr. Mantione had been a financial consultant to the Company from June 1996 to June 1997. From November 1989 until May 1997, Mr. Mantione was self employed rendering accounting and management consulting services.


     Eugene A. Gargaro, Jr. has been a director of the Company since January 1995. Mr. Gargaro has been Vice President and Secretary of Masco Corporation, 21001 Van Born Road, Taylor, Michigan 48180, a manufacturer of products for the home ("Masco"), since 1993. Mr. Gargaro is a director and Secretary of MascoTech, Inc., 21001 Van Born Road, Taylor, Michigan 48180, a transportation and automotive after-market manufacturing firm ("MascoTech"), and TriMas Corporation, an industrial components manufacturing firm ("TriMas").


     Werner H. Jean has been a director of the Company since January 1995.
Mr. Jean has been a consultant in operations management since 1983. Mr. Jean was a director of AFL from 1983 until January 1995.

     Seymour Leslie has been a director of the Company since January 1995.
Mr. Leslie has been Chairman of Leslie Group, Inc., a diversified investment company, since 1977 and Co-Chairman of Leslie/Linton Entertainment, Inc., 1370 Avenue of the Americas, New York, New York 10019, a diversified investment company, since 1989. Mr. Leslie is a director of Shorewood Packaging Corporation, 277 Park Avenue, New York, New York 10172, a packaging company. He was a director of HMG from 1993 until January 1995.

     H. Sean Mathis has been a director of the Company since January 1995.
Mr. Mathis is Chairman of the Board of Allis Chalmers, Inc., 1126 South 17th Street, Milwaukee, Wisconsin 53214, an industrial manufacturer, whose main asset is a net operating loss tax carryforward. From July 1996 to September 1997, Mr. Mathis was Chairman of the Board of Universal Gym Equipment Inc., 515 North Flagler Drive, West Palm Beach, Florida 33401, a privately owned company. In July 1997, Universal filed for protection under the Federal Bankruptcy Laws. In September 1997, Mr. Mathis resigned as Chairman of the Board of Universal. From 1993 to 1995 Mr. Mathis was president and a director of RCL Capital Corporation, 245 Park Avenue, New York, New York 10167, which was merged into DISC Graphics in November 1995.

     John A. Morgan has been a director of the Company since November 1995. Mr. Morgan has been a Managing Director of Morgan Lewis Githens and Ahn, Inc., 767 Fifth Avenue, New York, New York 10153, an investment banking firm, since 1982. Mr. Morgan is a director of Masco, MascoTech and TriMas.

     Directors and Officers of Citicorp Venture Capital, Ltd., 399 Venture Partners, Inc. and Analog Acquisition Corp. Except as set forth below, all such persons have held the same principal employment positions for the last five years:

     William T. Comfort is principally employed as Chairman and as a Director of Citicorp Venture Capital, Ltd. and as the Chairman and as a Director of 399 Venture Partners, Inc. Richard M. Cashin is principally employed as President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Michael A. Delaney is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. David Y. Howe is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Byron L. Knief is principally employed as a Senior Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Richard E. Mayberry is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Thomas F. McWilliams is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. M. Saleem Muquaddam is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Joseph M. Silvestri is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. David F. Thomas is principally employed as a

Vice President of Citicorp Venture Capital, Ltd. and as President of 399 Venture Partners, Inc. James A. Urry is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Lauren M. Connelly is principally employed as a Vice President and Secretary of Citicorp Venture Capital, Ltd. and as a Vice President and Secretary of 399 Venture Partners, Inc. Helene B. Shavin is principally employed as a Vice President and Assistant Secretary of Citicorp Venture Capital, Ltd. and as a Vice President and Assistant Secretary of 399 Venture Partners, Inc. Thomas H. Sanders is principally employed as a Vice President of Citicorp Venture Capital, Ltd. and as a Vice President of 399 Venture Partners, Inc. Ann Goodbody is principally employed as Chairperson of Credit Policy at Citibank, N.A. and as a director of both Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. Thomas E. Jones is principally employed as an Executive Vice President of Citibank, N.A., located at 399 Park Avenue, New York, New York 10043. Mr. Jones is also a director of both Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. Frederick Roesch is principally employed as a Senior Vice President of Citibank, N.A. and as a director of both Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. Emily M. Hill, President, Secretary, Treasurer and a director of AAC, is principally employed as a Vice President--Budget and Development of Allied Digital Technologies Corp.

     Except as set forth below, all executive officers and directors of AAC, 399 and CVC have been employed by AAC, 399 and CVC during the last five years:

     Michael Bradley has been a Vice President at Citicorp Venture Capital, Ltd. since July 1998. From June 1996 to June 1998, he was a consultant to CVC. Mr. Bradley graduated Columbia Business School in 1996 and the University of Virginia Law School in 1994.

     Charles Corpening has been a Vice President at Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. since December 1993. From 1990 through December 1993, he was a Vice President at Roundtree Capital.

     Ian D. Highet has been a Vice President at Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. since March 1998. Mr. Highet has also served as Vice President and director of AAC since May 1998. From August 1994 to February 1998, he was Vice President, Development of Primedia (K-III Communications). Mr. Highet graduated Harvard Business School in June 1994.

     Paul C. Schorr has been a Vice President at Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. since June 1996. From September 1993 to June 1996, he was an Engagement Manager at McKinsey & Co.

     John D. Weber has been a Vice President at Citicorp Venture Capital, Ltd. and 399 Venture Partners, Inc. since December 1994. From 1992 to December 1994, Mr. Weber was a Vice President at Putnam Investments.

     (e) During the last five years, none of the Filing Persons (including
(i) any executive officers and directors of any Filing Persons; (ii) any person controlling any Filing Persons and (iii) any director or officer of any corporation ultimately in control of any Filing Persons) has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), except for John K. Mangini, Chief Operating Officer of Allied Digital Technologies Corp., who plead guilty in 1995 to an information alleging tax evasion in United States District Court, District of New Jersey, paid a $7,500 fine and was placed on probation for a period of five years.

     (f) During the last five years, none of the Filing Persons (including
(i) any executive officers and directors of any Filing Person; (ii) any person controlling any Filing Person and (iii) any director or officer of any corporation ultimately in control of any Filing Persons) has been subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding any violation of such laws.

     (g) Allied is a corporation organized under the laws of the State of Delaware; CVC is a corporation organized under the laws of the State of New York; 399 is a corporation organized under the laws of the State of Delaware; AAC is a corporation organized under the laws of the State of Delaware; and Donald L. Olesen and the other individuals listed in Item 2 are U.S. citizens.

ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

     (a)-(b) The information set forth under "SUMMARY--Reasons for the Merger;--Recommendation to Stockholders;--Conflicts of Interest; SPECIAL FACTORS--Background of the Merger Transaction; and THE MERGER--Ownership of Capital Stock" is incorporated by herein by reference.

ITEM 4. TERMS OF THE TRANSACTION.

     (a) The information set forth on pages 1-2, "SUMMARY", "SPECIAL FACTORS" and "THE MERGER AGREEMENT" is incorporated herein by reference.

     (b) The information set forth under "SUMMARY--Options/Warrants;--Conflicts of Interest", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date; Voting Rights", "SPECIAL FACTORS--Conflicts of Interest;--Certain Effects of The Merger", "THE MERGER--Ownership of Capital Stock"; "THE MERGER AGREEMENT--Consideration to be Received in the Merger;--Stockholder Voting Agreements;--Rollover Agreements", "ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

     (a)-(g) The information set forth under "SUMMARY", "THE MERGER" and "THE MERGER AGREEMENT" is incorporated herein by reference.

ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

     (a), (c)(1)-(2) The information set forth under "SUMMARY--Reasons for the Merger;--Total Value of the Merger", "THE MERGER --Debt Financing" and "THE MERGER AGREEMENT--Consideration to be Received in the Merger" is incorporated herein by reference.

     (b) The information set forth under "THE MERGER--Debt Financing;--Expenses of the Transaction", "THE MERGER AGREEMENT--Termination Fees;--Expenses" and "PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA" is incorporated herein by reference.

     (d) The information set forth under "THE MERGER--Debt Financing" is incorporated herein by reference.

ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

     (a)-(c) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER", "SUMMARY--AAC;--Reasons for the Merger;--Recommendation To Stockholders;--Opinion of Furman Selz" and "SPECIAL FACTORS--Background of the Merger Transaction;--Recommendation of the Allied Board; Effects and Reasons for the Merger;--The Board's Recommendation;--Purposes and Reasons of CVC, 399 and AAC for the Merger;--Positions of CVC, 399 and AAG as to Fairness of the Merger;--Purposes and Reasons of Mr. Olesen for the Merger;--Position of Mr. Olesen as to Fairness of the Merger;--Fairness Opinion; THE MERGER AGREEMENT--The Merger" is incorporated herein by reference.

     (d) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER", "SUMMARY--Options/Warrants;--Conflicts of Interest;--Federal Income Tax Consequences", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date; Voting Rights", "SPECIAL FACTORS--Recommendation of the Allied Board; Effects and Reasons for the Merger;--Fairness Opinion;--Conflicts of Interest;--Certain Effects of the Merger;--Material Federal Income Tax Consequences of the Merger" and "THE MERGER AGREEMENT--The Merger;--The Surviving Corporation;--Directors and Officers of Allied Following the Merger" is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

     (a)-(b) The information set forth under "SUMMARY--Reasons for the Merger;--Opinion of Furman Selz;--Recommendation to Stockholders", "SPECIAL FACTORS--Background of the Merger Transaction; Recommendation of the Allied Board; Effects and Reasons for the Merger;--The Board's Recommendation;--

Fairness Opinion", "ANNEX A" and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS--Notes to Consolidated Financial Statements" is incorporated herein by reference.

     (c) The information set forth under "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--Conditions to the Merger" and "SPECIAL
FACTORS--Recommendation of the Allied Board; Effects and Reasons for the Merger" is incorporated herein by reference.

     (d) No representative was hired solely on behalf of unaffiliated security holders.

     (e) The information set forth under "SUMMARY--Reasons for the Merger", "SPECIAL FACTORS--Background of the Merger Transaction;--Recommendation of Allied's Board; Effects and Reasons for the Merger;--The Board's Recommendation" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date; Voting Rights" is incorporated herein by reference.

     (f) The information forth under "SPECIAL FACTORS--Background of the Merger Transaction" is incorporated herein by reference.

ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

     (a)-(c) The information set forth under "SUMMARY--Opinion of Furman Selz", "SPECIAL FACTORS--Background of the Merger Transaction;--Fairness Opinion" and "ANNEX A" is incorporated herein by reference.

ITEM 10. INTERESTS IN SECURITIES OF THE ISSUER.

     (a) The information set forth under "SUMMARY", "SPECIAL FACTORS--Conflicts of Interest; THE MERGER--Ownership of Capital Stock" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING" is incorporated herein by reference.

     (b) No transactions of the type required to be disclosed by Item 10(b) have been effected in the past 60 days.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

     The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING", "SPECIAL FACTORS", "THE MERGER AGREEMENT", "ANNEX B", "ANNEX C", "ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

     (a)-(b) The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date; Voting Rights", "SPECIAL FACTORS--Background of the Merger Transaction"; "--Recommendation of the Allied Board; Effects and Reasons for the Merger"; "--Purposes and Reasons of Mr. Olesen for the Merger"; "THE MERGER--Ownership of Capital Stock", "THE MERGER AGREEMENT--Stockholder Voting Agreements;--Rollover Agreements", "ANNEX B", "ANNEX E" and "ANNEX F" is incorporated herein by reference.

ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

     (a) The information set forth under "SUMMARY", "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date", "THE MERGER--Appraisal Rights" and "ANNEX C" is incorporated herein by reference.

     (b) No provision has been made by the Company, CVC, 399, AAC or Donald L. Olesen in connection with the Rule 13e-3 transaction to allow unaffiliated security holders to obtain access to the corporate files of the Company, CVC, 399, AAC or Donald L. Olesen or to obtain counsel or appraisal services at the expense of the Company, CVC, 399, AAC or Donald L. Olesen, except as provided by the Delaware General Corporation Law.

     (c) The Rule 13e-3 transaction does not involve the exchange of debt securities of the Company, CVC, 339, AAC or Donald L. Olesen for equity securities held by security holders of the Company who are not affiliates.

ITEM 14. FINANCIAL INFORMATION.

     (a) The information set forth under "SUMMARY PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", "SELECTED PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS" is incorporated herein by reference.

     (b) The information set forth under "SUMMARY PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", "SELECTED PRO FORMA UNAUDITED CONDENSED FINANCIAL DATA", and "TABLE OF CONTENTS TO CONSOLIDATED FINANCIAL STATEMENTS" is incorporated herein by reference.

ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAINED OR UTILIZED.

     (a)-(b) The information set forth under "SPECIAL FACTORS" and "INFORMATION CONCERNING THE ALLIED SPECIAL MEETING--Record Date" is incorporated herein by reference.

ITEM 16. ADDITIONAL INFORMATION.

     Reference is hereby made to the Proxy Statement and to each exhibit attached thereto, each of which is incorporated by reference herein. No additional information is necessary to make the required statements in the light of the circumstances under which they are made, not materially misleading.

ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

     (a) No materials are required to be filed as exhibits pursuant to
Item 17(a).

     (b) Opinion of Furman Selz LLC (incorporated by reference to ANNEX A to the Proxy Statement).


     (c) Agreement and Plan of Merger, dated as of May 5, 1998, by and between Allied Digital Technologies Corp. and Analog Acquisition Corp. (incorporated by reference to ANNEX B to the Proxy Statement); Form of Certificate of Incorporation of the Surviving Corporation (incorporated by reference to ANNEXES D-1 and D-2 to the Proxy Statement); Form of Stockholder Voting Agreement (incorporated by reference to ANNEX E to the Proxy Statement); Form of Rollover Agreement (incorporated by reference to ANNEX F to the Proxy Statement); Investors' Agreement, dated as of September 24, 1998, by and among Allied Digital Technologies Corp., 399 Venture Partners, Inc., Citicorp Mezzanine Partners, L.P., Fleet Corporate Finance, Inc. and certain stockholders named therein, attached hereto as Exhibit A; and Registration Rights Agreement, by and among Allied Digital Technologies Corp., 399 Venture Partners, Inc., Citicorp Mezzanine Partners, L.P., Fleet Corporate Finance, Inc. and certain stockholders named therein, attached hereto as Exhibit B.


     (d) Proxy Statement and related Notice of Special Meeting and Proxy (incorporated by reference to the Proxy Statement filed on the date hereof).

     (e) Section 262 of the General Corporation Law of the State of Delaware (incorporated by reference to ANNEX C to the Proxy Statement).

     (f) No materials are required to be filed as exhibits pursuant to
Item 17(f).

                                   SIGNATURE

     AFTER DUE INQUIRY AND TO THE BEST OF ITS KNOWLEDGE AND BELIEF, EACH OF THE UNDERSIGNED PARTIES CERTIFIES THAT THE INFORMATION SET FORTH IN THIS SCHEDULE 13E-3 IS TRUE, COMPLETE AND CORRECT.


Dated: September 24, 1998.


                                          ALLIED DIGITAL TECHNOLOGIES CORP.

                                          By:     /s/ CHARLES MANTIONE
                                              ----------------------------------
                                                      Charles Mantione
                                                Principal Financial Officer

                                          CITICORP VENTURE CAPITAL, LTD.

                                          By     /s/ MICHAEL A. DELANEY
                                              ----------------------------------
                                                     Michael A. Delaney
                                                       Vice President

                                          399 VENTURE PARTNERS, INC.

                                          By:    /s/ MICHAEL A. DELANEY
                                              ----------------------------------
                                                     Michael A. Delaney
                                                       Vice President

                                          ANALOG ACQUISITION CORP.


                                          By:      /s/ EMILY M. HILL
                                              ----------------------------------
                                                       Emily M. Hill
                                               Vice President, Secretary and
                                                        Treasurer


                                                  /s/ DONALD L. OLESEN
                                              ----------------------------------
                                                      Donald L. Olesen

                                 EXHIBIT INDEX



                                                                                                             SEQUENTIAL
EXHIBIT   DOCUMENT DESCRIPTION                                                                                PAGE NO.
--------  --------------------                                                                               ----------
   A        --  Investors' Agreement, dated September 24, 1998, by and among Allied Digital Technologies
                Corp., 399 Venture Partners, Inc., Citicorp Mezzanine Partners, L.P., Fleet Corporate
                Finance, Inc. and certain stockholders named therein.
   B        --  Registration Rights Agreement, dated September 24, 1998, by and among Allied Digital
                Technologies Corp., 399 Venture Partners, Inc., Citicorp Mezzanine Partners, L.P., Fleet
                Corporate Finance, Inc. and certain stockholders named therein.